UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 6, 2025

Marathon Petroleum Corporation

(Exact name of registrant as specified in its charter)

Delaware	001-35054	27-1284632
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

539 South Main Street, Findlay, Ohio 45840

(Address of principal executive offices) (Zip code)

Registrant’s telephone number, including area code: (419) 422-2121

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, par value $.01	MPC	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01	Other Events.

Marathon Petroleum Corporation (the “Company”) is filing herewith the following exhibits to its Registration Statement on Form S-3 (Registration No. 333-271907):

1.

Underwriting Agreement, dated as of February 6, 2025, by and among the Company and each of Wells Fargo Securities, LLC, Citigroup Global Markets Inc. and MUFG Securities Americas Inc., acting as representatives of the several underwriters named therein;

2.	Tenth Supplemental Indenture, dated as of February 10, 2025, by and between the Company and The Bank of New York Mellon Trust Company, N.A., as Trustee (including Form of Notes); and

3.	Opinion of Jones Day.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description

1.1	Underwriting Agreement, dated as of February 6, 2025, by and among the Company and each of Wells Fargo Securities, LLC, Citigroup Global Markets Inc. and MUFG Securities Americas Inc., acting as representatives of the several underwriters named therein

4.1	Tenth Supplemental Indenture, dated as of February 10, 2025, by and between the Company and The Bank of New York Mellon Trust Company, N.A., as Trustee (including Form of Notes)

5.1	Opinion of Jones Day

23.1	Consent of Jones Day (included in Exhibit 5.1)

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Marathon Petroleum Corporation

Date: February 10, 2025	By:	/s/ Molly R. Benson
	Name:	Molly R. Benson
	Title:	Chief Legal Officer and Corporate Secretary